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                                                                  EXECUTION COPY





                       PIONEER NATURAL RESOURCES COMPANY

                             UNDERWRITING AGREEMENT

                                                              New York, New York

                                                                 January 8, 1998

To the Representatives named
       in Schedule I hereto of
       the Underwriters named in
       Schedule II hereto


Dear Sirs:

                 Pioneer Natural Resources Company, a Delaware corporation (the "Company"), proposes to sell to the several underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, $350 million of its 6.50% Senior Notes Due 2008 (the "2008 Notes") and $250 million of its 7.20% Senior Notes Due 2028 (the "2028 Notes", and, together with the 2008 Notes, the "Notes") each of which is unconditionally guaranteed on an unsecured basis (the "Guarantees", and, together with the Notes, the "Securities") by Pioneer Natural Resources USA, Inc., a Delaware corporation (the "Guarantor"). The Securities will be issued under an indenture (as amended, the "Indenture") to be dated as of January 13, 1998, between the Company and The Bank of New York, as trustee (the "Trustee"), as supplemented with respect to the Securities by the First Supplemental Indenture dated as of January 13, 1998, among the Company, the Guarantor and the Trustee. To the extent there are no additional Underwriters listed on
Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires.

                 1. Representations and Warranties. Each of the Company and the Guarantor, jointly and severally, represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

                 (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act") and has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-42315), including a related basic prospectus and a preliminary prospectus supplement, for the registration under the Act of the offering and sale of the Securities. The Company has filed one amendment thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date and the Preliminary Final Prospectus includes all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Prospectus as of the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b) a final supplement to the form of prospectus included in
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         such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all Rule 430A Information, together with all other such required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified in Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(i)(x).

                 (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in the Registration Statement or the Final Prospectus (or any supplement thereto).

                 (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. "Effective Date" shall mean each date that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to
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         in paragraph (a) above contained in the Registration Statement at the
         Effective Date, including any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be, and shall also include all Rule 430A Information deemed to be a part of the Registration Statement as of the time it was declared effective. "Rule 415", "Rule 424", "Rule 430A" and Rule 462 and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 462(b) Registration Statement" shall mean a Registration Statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial Registration Statement. "Salomon Smith Barney" shall mean Salomon Brothers Inc. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

                 (d) Each of the Material Corporate Subsidiaries (as defined herein) other than the Guarantor is duly qualified as a foreign corporation in good standing in all jurisdictions where their ownership or leasing of properties or the conduct of their businesses requires such qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its Subsidiaries considered as a whole. Pioneer
         Natural Resources USA, Inc., a Delaware corporation that was the predecessor by merger to the Guarantor, was duly qualified as a foreign corporation in good standing in all jurisdictions on December 29, 1997, where its ownership or leasing of properties or the conduct of its businesses required such qualification, except where the failure so to register or qualify would not have had a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its Subsidiaries considered as a whole. The Guarantor is duly qualified as a foreign corporation in good standing in the State of Texas and is taking all commercially reasonable actions necessary to become duly qualified as a foreign corporation in good standing as soon as practicable in all other jurisdictions where its ownership or leasing of properties or the conduct of its businesses requires such qualification, except where the
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                                                                               4

         failure so to register or qualify would not have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its Subsidiaries considered as a whole.

                 2 . Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, (a) at a purchase price of 98.864% of the principal amount thereof, plus accrued interest, if any, from January 13, 1998, to the Closing Date, the principal amount of 2008 Notes set forth opposite such Underwriter's name in Schedule II hereto and (b) at a purchase price of 99.088% of the principal amount thereof, plus accrued interest, if any, from January 13, 1998 to the Closing Date, the principal amount of 2028 Notes set forth opposite such Underwriter's name in Schedule II hereto.

                 3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 a.m., New York City time, on January 13, 1998 (or such later date not later than three business days after such date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon order of the Company by wire transfer and payable in immediately available funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                 4. Agreements of the Company and the Guarantor. Each of the Company and the Guarantor agrees, jointly and severally, with the several Underwriters that:

                 (a) Each of the Company and the Guarantor will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, neither the Company nor the Guarantor will file any amendment to the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule
         462(b) Registration Statement unless the Company has furnished the Representatives a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Representatives reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives
         (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii)
         when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the
         Commission, (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff at any time when a prospectus relating to the Securities is required to be delivered under the Act for any amendment of the Registration Statement or any Rule 462(b) Registration Statement or
         for any supplement to the Final Prospectus
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                                                                               5

         or for any additional information, (v) of the issuance by the Commission at any time when a prospectus relating to the Securities is required to be delivered under the Act of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the 2008 Notes or 2028 Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Each of the Company and the Guarantor will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                 (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if, at any time when a prospectus relating to the Securities is required to be delivered under the Act, it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company and the Guarantor promptly will (i) notify the Representatives of such event, (ii) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
         Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Final Prospectus to the Representatives in such quantities as they may reasonably request.

                 (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                 (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement without exhibits thereto and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                 (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities, will arrange for the determination of the legality of the Securities for purchase by institutional investors, will pay the fee of the National Association of Securities Dealers, Inc. (the "NASD"), in connection with its review, if any, of the offering and will pay any fees of the NASD incurred by Salomon Smith Barney in its capacity as a qualified independent underwriter (the "Independent Underwriter") pursuant to the rules of the NASD.

                 (f) Neither the Company nor the Guarantor will take, directly or indirectly, any action designed to or which constitutes or which might reasonably be expected to cause or result, under the Exchange
         Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or the resale of the Securities.
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                                                                               6

                 (g) Neither the Company nor the Guarantor shall offer, sell, contract to sell or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company or the Guarantor in an offering to the public (or in a private offering in which holders of debt securities are granted rights to have such debt securities registered under the Act or to exchange such debt securities for other debt securities that are so registered) from the date hereof until the first business day following the Closing Date, without the prior written consent of Salomon Smith Barney.

                 5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantor contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company and the Guarantor made in any certificates pursuant to the provisions hereof, to the performance by each of the Company and the Guarantor of its obligations hereunder and to the following additional conditions:

                 (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or
         (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                 (b) There shall be furnished to the Representatives the opinion of Vinson & Elkins L.L.P., counsel for the Company and the Guarantor, dated the Closing Date and addressed to the Representatives, limited to the federal laws of the United States, the Delaware General Corporation Law and the laws of the State of Texas, and in form and substance satisfactory to the Representatives, to the effect that:

                          (i) Each of the Company and the Guarantor has been
                 duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own and lease its properties and to conduct its business as described in the Final Prospectus as amended or supplemented;

                          (ii) The Company has an authorized capitalization as
                 described in the Final Prospectus as amended or supplemented. Upon issuance, the Securities will conform in all material respects to the description thereof in the Final Prospectus as amended or supplemented;
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                          (iii) The Indenture and the First Supplemental
                 Indenture (the "First Supplemental Indenture") to be dated as of January 13, 1998, among the Company, the Guarantor and the Trustee have been duly authorized, executed and delivered by the Company and the Guarantor, as applicable; the Indenture has been duly qualified under the Trust Indenture Act; and, assuming due authorization, execution and delivery thereof by each party thereto other than the Company and the Guarantor, the Indenture and the First Supplemental Indenture constitute legal, valid and binding obligations of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with their terms (subject, as to enforcement of legal remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and, as to remedies of specific performance and injunctive and other forms of equitable relief, to equitable defenses or principles and to the discretion of the court before which any proceeding may therefor be brought); The Notes have been duly authorized and executed and, when authenticated in accordance with the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms (subject, as to enforcement of legal remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and, as to remedies of specific performance and injunctive and other forms of equitable relief, to equitable defenses or principles and to the discretion of the court before which any proceeding may therefor be brought). The Guarantees have been duly authorized and executed and constitute the legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with its terms (subject, as to enforcement of legal remedies, to applicable bankruptcy, reorganization, solvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and, as to remedies of specific performance and injunctive and other forms of equitable relief, to equitable defenses or principles and to the discretion of the court for which any proceeding may therefor be brought);

                          (iv) To the best of such counsel's knowledge and
                 other than as set forth in the Final Prospectus, there are no legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject that would individually or in the aggregate result in a material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Company and its Subsidiaries considered as a whole ("Subsidiaries" means (A) any corporation in which the Company, directly or indirectly, owns more than 50% of the outstanding voting securities and (B) any limited partnership in which the Company, or any Subsidiary of the Company, is the general partner and the Company, directly or indirectly, owns a majority of the limited partnership interests);

                          (v) This Agreement has been duly authorized, executed
                 and delivered by the Company and the Guarantor;

                          (vi) Neither the Company nor the Guarantor is and,
                 after giving effect to the offering and sale of the Securities and the application of the proceeds thereof

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                 as described in the Final Prospectus, neither of them will be, an "investment company" or an entity "controlled" by an "investment company" that is or is required to be registered under the Investment Company Act of 1940;

                          (vii) The documents incorporated by reference in the
                 Final Prospectus as amended or supplemented (other than the financial statements, including the notes thereto and related schedules, other financial data and accounting information, and engineering and reserve data contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; provided that such counsel need express no opinion as to whether any annual, quarterly or current report filed by MESA Inc. and incorporated by reference in the Final Prospectus complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder when such report was filed with the Commission;

                          (viii) The Registration Statement has become
                 effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus as amended or supplemented, and any further amendments and supplements thereto made by the Company or the Guarantor prior to the Closing Date (other than the financial statements, including the notes thereto and related schedules, other financial data and accounting information, and engineering and reserve data contained therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; and

                          (ix) Although such counsel has not verified, is not
                 passing on, and does not assume responsibility for the accuracy, completeness, or fairness of the statements contained in the Registration Statement or the Final Prospectus (or any documents incorporated by reference therein), except as otherwise specifically dealt with in their opinion, no facts have come to the attention of such counsel that have caused such counsel to believe (a) that the Registration Statement, as amended prior to the Closing Date (other than the financial statements, including the notes thereto and related schedules, other financial data and accounting information, and engineering and reserve data contained therein, as to which such counsel need express no opinion or belief) contained as of its effective date or contains as of the Closing Date an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or
                 (b) that the Final Prospectus, as amended or supplemented prior to the Closing Date (other than the financial statements, including the notes thereto and related schedules, other financial data and accounting information, and engineering and reserve data contained therein, as to which such counsel need express no opinion or belief) contained as of the date of this Agreement or contains as of the Closing Date an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Final Prospectus as amended or supplemented or required to be described in the Registration Statement or the Final Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

                 (c) The Company shall have furnished to the Representatives the opinion of Mark L. Withrow, Executive Vice President and General Counsel of the Company, dated the Closing Date, limited to the federal laws of the United States, the laws of the State of Texas and the Delaware General Corporation Law, and in form and substance satisfactory to the Representatives, to the effect that:

                          (i) The Company is duly qualified as a foreign
                 corporation in good standing in all jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its Subsidiaries considered as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of public officials or officers of the Company, provided that such counsel shall state that he believes that both you and he are justified in so relying upon such opinions and certificates);

                          (ii) All of the issued shares of capital stock of the
                 Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                          (iii) the Guarantor, Pioneer Natural Resources (GPC)
                 Inc., Westpan NGL Co., Pioneer Natural Resources (Canada) Ltd. ("Pioneer Canada"), Chauvco Resources Ltd. ("Chauvco") and Parker & Parsley Gas Processing Co. (the "Material Corporate Subsidiaries") have each been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation (such counsel being entitled to rely with respect to the opinion in this clause relating to Pioneer Canada and Chauvco upon opinions of local counsel, provided that such counsel shall state that he believes that both you and he are justified in so relying upon such opinions);

                          (iv) Each of the Material Corporate Subsidiaries
                 (other than the Guarantor) is duly qualified as a foreign corporation in good standing in all jurisdictions where their ownership or leasing of properties or the conduct of their businesses requires such qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its Subsidiaries considered as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of public officials or officers of the Company or the Material Corporate Subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in so relying upon such opinions and certificates);

                          (v) All outstanding shares of capital stock of the
                 Material Corporate Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, and are owned by the Company or by another subsidiary of the Company free and clear of any liens, encumbrances, equities or claims, except as described in the Final Prospectus (such counsel being entitled to rely with respect to the opinion in this clause relating to Pioneer Canada and Chauvco upon opinions of local counsel, provided that such counsel shall state that he believes that both you and he are justified in so relying upon such opinions);

                          (vi) Pioneer Resources Producing L.P. (the "Material
                 Partnership Subsidiary") is validly existing as a limited partnership under the laws of the State of Delaware, is duly qualified or registered as a foreign limited partnership or otherwise qualified as a limited partnership in each jurisdiction in which the nature of the activities conducted by it or the nature of the assets owned by it makes such qualification necessary, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its Subsidiaries considered as a whole or on the rights or liabilities of its limited partners (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of public officials or officers of the general partner of the Material Partnership Subsidiary provided that such counsel shall state that he believes that both you and he are justified in so relying upon such opinions and certificates);

                          (vii) To the best of such counsel's knowledge and
                 other than as set forth in the Final Prospectus, there are no legal or governmental proceedings pending or threatened to which the Company of any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject, which would individually or in the aggregate result in a material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Company and its Subsidiaries considered as a whole;

                          (viii) Except as disclosed in the Final Prospectus as
                 amended or supplemented, and except for any breaches, violations or defaults that, in the aggregate, would not either affect the rights of the holders of the Securities or materially adversely affect the condition (financial or otherwise), business, prospects or results of operations of the Company and its Subsidiaries considered as a whole (it being understood that these exceptions shall not apply to any violations of the Certificate of Incorporation or By-laws of the Company or the Guarantor as referred to below), the issue and sale of the Securities, the compliance by the Company and the Guarantor with all of the provisions of this

                 Agreement with respect to the Securities and the Guarantee, as applicable, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any material indenture, mortgage, deed of trust, note agreement or other agreement or instrument known to such counsel to which the Company, any of the Material Corporate Subsidiaries or the Material Partnership Subsidiary is a party or by which the Company, any of the Material Corporate Subsidiaries, the Material Partnership Subsidiary or any of their respective properties is bound, (ii) the Certificate of Incorporation or By- Laws of the Company, (iii) the Certificate of Incorporation or By-Laws of the Guarantor or (iv) any statute, order, rule or regulation known to such counsel of any United States federal or state court or governmental agency or body having jurisdiction over the Company, any of its Material Corporate Subsidiaries or the Material Partnership Subsidiary or any of their respective properties;

                          (ix) No consent, approval, authorization, order,
                 registration or qualification of or with any United States federal or state court or governmental agency or body is required for the issuance and sale of the Securities or the consummation by the Company and the Guarantor of the transactions contemplated by this Agreement except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                          (x) Such counsel has no reason to believe that any of
                 the documents incorporated by reference in the Final Prospectus as amended or supplemented (other than the financial statements, including the notes thereto and related schedules, other financial data and accounting information and engineering and reserve data contained therein, as to which such counsel need express no opinion or belief), when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

                          (xi) No holders of securities of the Company have
                 rights to the registration of such securities under the Registration Statement; and

                          (xii) Although such counsel has not verified, is not
                 passing on, and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectus (or any documents incorporated by reference therein), except as otherwise specifically dealt with in his opinion, no facts have come to the attention of such counsel that have caused such counsel to believe (a) that the Registration Statement, as amended prior to the Closing Date (other than the financial statements, including the notes thereto and related schedules, other financial data and accounting information, and engineering and reserve data contained therein, as to which such counsel need express no opinion or belief) contained as of its effective date or contains as of the Closing Date an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) that the Final Prospectus, as amended or supplemented prior to the Closing Date (other than the financial statements, including the notes thereto and related schedules, other financial data and accounting information, and engineering and reserve data contained therein, as to which such counsel need express no opinion or belief) contains as of the Closing Date an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Final Prospectus as amended or supplemented or required to be described in the Registration Statement or the Final Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

                 (d) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                 (e) The Company shall have furnished to the Representatives a certificate of each of the Company and the Guarantor, signed by (A) the Chairman of the Board or the President and Chief Executive Officer and (B) the Executive Vice President and Chief Financial Officer, or any other officer of the Company or the Guarantor, as applicable, satisfactory to the Representatives dated the Closing Date, to the effect that:

                          (i) the representations and warranties of the Company
                 or the Guarantor, as applicable, in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company or the Guarantor, as applicable, has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                          (ii) no stop order suspending the effectiveness of
                 the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's or the Guarantor's knowledge, as applicable, threatened by appropriate governmental authorities; and

                          (iii) since the date of the most recent financial
                 statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), business, prospects or results of operations of the Company and its Subsidiaries, or the Guarantor and its subsidiaries, as applicable, in each case considered as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                 (f) At the Execution Time and the Closing Date, each firm of accountants who have certified the financial statements of the Company and its Subsidiaries and other relevant entities, including, without limitation, Parker & Parsley Petroleum Company, MESA Inc. and Chauvco Resources Ltd. included or incorporated by reference in the Registration Statement or the Final Prospectus, shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), to the effect set forth in Annex I hereto, and including such other matters as the Representatives may reasonably request, in form and substance satisfactory to the Representatives.

                 (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its Subsidiaries taken as a whole the effect of which, in any case referred to in clause (i) or
         (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereto) and the Final Prospectus (exclusive of any supplement thereto).

                 (h) Subsequent to the Execution Time (1) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 438(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

                 (i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                 (j) At or prior to the Closing Date, the Officers' Certificates, Opinions of Counsel and any other document necessary in order to validly issue the Securities pursuant to the terms of the Indenture shall have been executed and delivered.

                 If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancelation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                 Unless the parties hereto otherwise agree, the documents required to be delivered by this Section 5 shall be delivered at the office of Cravath, Swaine & Moore, counsel for the

Underwriters, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the Closing Date.

                 6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company or the Guarantor to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Salomon Smith Barney upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of one Underwriters' counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                 7. Indemnification and Contribution. (a) Each of the Company and the Guarantor, jointly and severally, agrees to indemnify and hold harmless each Underwriter (including the Independent Underwriter in its role as qualified independent underwriter pursuant to the rules of the NASD), the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company and the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein and (ii) with respect to any untrue statement or omission of a material fact made in any Preliminary Final Prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of any Underwriter (or any of the directors, officers, employees and agents of such Underwriter or any controlling person of such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstances where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Final Prospectus to the Representatives, (x) delivery of the Final Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Final Prospectus was corrected in the Final Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Final Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                 Each of the Company and the Guarantor, jointly and severally, also will indemnify and hold harmless the Independent Underwriter, its officers and employees and each person, if any, who controls the Independent Underwriter within the meaning of the Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of the Independent Underwriter's participation as a "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the NASD in connection with the offering of the Securities, except for any losses, claims, damages, liabilities and judgments found in a final judgment by a court to have resulted from the Independent Underwriter's or such officer's, employee's or controlling person's wilful misconduct or gross negligence.

                 (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, the Guarantor, each of their respective directors, each of their respective officers who signs the Registration Statement and each person who controls the Company or the Guarantor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantor to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity, and will reimburse the Company and the Guarantor and such other persons for any legal or other expenses reasonably incurred by the Company, the Guarantor or such other persons in connection with investigating or defending any such action or claim as such expenses are incurred. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and in the fourth paragraph, the third sentence of the fifth paragraph, the last sentence of the seventh paragraph and the eighth paragraph under the heading "Underwriting" in any Final Prospectus or the Preliminary Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity and you, as the Representatives, confirm that such statements are correct.

                 (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including one local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party,
(iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize in writing the indemnified party to employ separate counsel at the expense of the indemnifying party. If indemnity is sought pursuant to the second paragraph of Section 7(a), then, in addition to such counsel for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate counsel (in addition to any necessary local counsel) for the Independent Underwriter in its capacity as a "qualified independent underwriter," its officers and employees and all persons, if any, who control the Independent Underwriter within the meaning of the Act, if, in the reasonable judgment of the Independent Underwriter there may exist a conflict of interest between the Independent Underwriter and the other indemnified parties. In the case of any such separate counsel for the Independent Underwriter and such officers, employees and control persons of the Independent Underwriter, such counsel shall be designated in writing by the Independent Underwriter. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable under this
Section 7 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to in writing by such indemnifying party, which consent shall not be unreasonably withheld.

                 (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Guarantor and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Guarantor and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no such case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Guarantor and the several Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantor on the one hand shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Guarantor, on the one hand, or the Underwriters, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Guarantor and the Underwriters agree that Salomon Smith Barney will not receive any additional benefits hereunder for services as Independent Underwriter in connection with the offering and sale of the Securities. The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of the Underwriters to contribute pursuant to this Section 7(d) shall be several in proportion to their respective underwriting commitments, and not joint. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or the Guarantor within the meaning of either the Act or the Exchange Act, each officer of the Company or the Guarantor who shall have signed the Registration Statement and each director of the Company or the Guarantor shall have the same rights to contribution as the Company or the Guarantor, as applicable, subject in each case to the applicable terms and conditions of this paragraph (d).

                 8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter hereunder and such failure to purchase shall constitute a default in the performance of its obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount or number of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter agreed but failed to purchase; provided, however, that in the event that the aggregate amount of 2008 Notes or 2028 Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of 2008 Notes or 2028 Notes, as applicable, set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the 2008 Notes or 2028 Notes, as applicable, and if such nondefaulting Underwriters do not purchase all the 2008 Notes or 2028 Notes, as applicable, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and the Guarantor and any nondefaulting Underwriter for damages occasioned by its default hereunder. For purposes of this Agreement, "Business Day" shall mean any day other than a Saturday, Sunday or legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                 9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or
(iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

                 10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancelation of this Agreement.

                 11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives or the Underwriters, will be mailed, delivered or telegraphed and confirmed to them (or to the Underwriters in care of the Representatives), at the address of the Representatives specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1400 Williams Square West, 5205 North O'Connor Boulevard, Irving, Texas 75039, attention M. Garrett Smith.

                 12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the individuals and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

                 13. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS.

                 14. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                 15. Headings. The section holdings used herein are for convenience only and shall not affect the construction hereof.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantor and the several Underwriters.


                                        Very truly yours,

                                        Pioneer Natural Resources Company,



                                        By:/s/ M. GARRETT SMITH
                                           ----------------------------------
                                           Name:   M. Garrett Smith
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer


                                        Pioneer Natural Resources USA, Inc.




                                        By: /s/ M. GARRETT SMITH
                                           ----------------------------------
                                           Name:   M. Garrett Smith
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer


The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.

By:  Salomon Brothers Inc
     Chase Securities Inc.
     J. P. Morgan Securities Inc.
     Morgan Stanley & Co. Incorporated
     NationsBanc Montgomery Securities LLC


By:  /s/ JAMES C.V. ROGERS
     -------------------------------------
     Name:   James C.V. Rogers
     Title:  Director


For themselves and the other several
Underwriters, if any, named in
Schedule II to the foregoing Agreement.

                                    ANNEX I

                 Pursuant to Section 5(f) of the Underwriting Agreement, the Appropriate Accountants shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date (which may be in the form of a "bring down" letter), in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable published rules and regulations thereunder and that they have audited the year-end financial information included or incorporated in the Registration Statement and the Final Prospectus and performed a review of the unaudited interim financial information included or incorporated in the Registration Statement and the Final Prospectus in accordance with Statement of Auditing Standards No. 71 and stating in effect that:

                 (i) in their opinion the audited financial statements and financial statement schedules and pro forma financial statements included in the Registration Statement and the Final Prospectus (including those incorporated therein by reference) and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations,

                 (ii) on the basis of a reading of the latest unaudited financial statements made available by the Relevant Entity (as defined herein); their limited review in accordance with standards established by the American Institute of Certified Public Accountants under Statement of Auditing Standards No. 71 of any unaudited interim financial information as included in the Registration Statement and Final Prospectus (including those incorporated therein by reference), carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the stockholders, directors, and any committees of the Relevant Entity the Representatives may reasonably request; and inquiries of certain officials of the Relevant Entity who have responsibility for financial and accounting matters of the Relevant Entity as to transactions and events subsequent to the date of the most recent financial statements included in the Final Prospectus, nothing came to their attention which caused them to believe that:

                          (1) any unaudited financial statements included in
                 the Registration Statement and the Final Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Final Prospectus; or

                          (2) with respect to the period subsequent to the date
                 of the most recent financial statements (other than capsule information), audited or unaudited, included or incorporated in the Registration Statement and the

                 Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt, less current maturities, of the Relevant Entity or capital stock of the Relevant Entity or decreases in the total stockholders' equity of the Relevant Entity or other balance sheet items the Representatives may reasonably request as compared with the amounts shown on the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date, or there were any decreases, as compared with the corresponding period in the preceding year or the preceding quarter in net revenues or income before income taxes or in total or per share amounts of net income of the Relevant Entity or any other income statement items as the Representatives may reasonably request, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives, or

                          (3) the information included in the Registration
                 Statement and Final Prospectus in response to Regulation S-K,
                 Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation), and
                 Item 503 (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K, and

                 (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Relevant Entity) set forth in the Registration Statement and the Final Prospectus, including the information in Items 1, 2, 6, 7 and 11 of any Annual Report on Form 10-K, included or incorporated in the Registration Statement and the Final Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in any Relevant Entity's Quarterly Reports on Form 10-Q, if any, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Relevant Entity, excluding any questions of legal interpretation; and

                 (iv) on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Relevant Entity and the acquired entity who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                 References to the Final Prospectus in this Annex I include any supplement thereto at the date of the letter.

                 As used in Annex 1, "Appropriate Accountant" means the firm of accountants who certified that the Relevant Entity's financial statements were prepared in accordance with generally accepted accounting principles and complied with the Act and the Exchange Act and the applicable published rules and regulations thereunder.

                 As used in Annex 1, the "Relevant Entity" means any entity whose financial statements are included or incorporated by reference in the Registration Statement or the Final Prospectus which may include, without limitation, the Company, Parker & Parsley Petroleum Company, MESA Inc. and Chauvco Resources Ltd., as the case may be.

                                   SCHEDULE I


        Representatives:                 Salomon Brothers Inc
                                         Seven World Trade Center
                                         New York, New York 10048
                                         Fax Number (212) 783-2278

                                         Chase Securities Inc.
                                         270 Park Avenue
                                         New York, NY 10017
                                         Fax Number (212) 834-6170

                                         J.P. Morgan Securities Inc.
                                         60 Wall Street
                                         New York, New York 10260
                                         Fax Number (212) 648-5939

                                         Morgan Stanley & Co., Incorporated
                                         1585 Broadway
                                         New York, NY 10036
                                         Fax Number (212) 761-0353

                                         NationsBanc Montgomery Securities LLC
                                         NationsBank Corporate Center
                                         100 North Tryon Street
                                         Charlotte, NC 28255
                                         Fax Number (704) 388-9939

                                  SCHEDULE II



                                                       Principal Amount     Principal Amount
                                                        of 2008 Notes        of 2028 Notes
Underwriter                                            To Be Purchased      To Be Purchased
-----------                                            ----------------     ----------------
Salomon Brothers Inc. ............................        $105,100,000        $ 75,500,000

Chase Securities Inc. ............................         105,100,000          75,500,000

J. P. Morgan Securities Inc. .....................          46,600,000          33,000,000

Morgan Stanley & Co. Incorporated ................          46,600,000          33,000,000

NationsBanc Montgomery Securities LLC. ...........          46,600,000          33,000,000
                                                          ------------        ------------
            Total.................................        $350,000,000        $250,000,000
                                                          ============        ============